Related Party Transactions	12 Months Ended
Dec. 31, 2019
Disclosure of related party [Abstract]
Related Party Transactions
Related Party Transactions

Compensation of Key Management Personnel
Key management personnel are those persons having authority and responsibility for planning, directing and controlling our activities as a whole. We have determined that key management personnel consists of the members of the Board of Directors along with certain officers of the Company.

	2019 $	2018 $	2017 $
Short-term employee compensation and benefits	3,786,667	2,680,621	2,596,082
Termination benefits	—	—	779,666
Share-based payments	1,123,408	1,067,195	459,298
	4,910,075	3,747,816	3,835,046

Assumption Agreement
In November 2017, with the signing of the Licensing Agreement with upfront license fees (see Note 12), the Company triggered a liability of US$178,125 to an officer as detailed in the Assumption Agreement (see Note 14). The liability was fully repaid in 2018.